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                         METROPOLITAN SERIES FUND, INC.

                          SUPPLEMENT DATED JUNE 9, 2004
                 TO STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                DATED MAY 1, 2004

On page 66 of the SAI, under "Subadvisory Fees," the fees for the FI Mid Cap Opportunities Portfolio are restated as follows:

       ---------------------------------------------------------------
                   Annual
            Percentage Rate Paid
           by MetLife Advisers to            Average Daily Net
               the Subadvisers               Asset Value Levels
       ---------------------------------------------------------------

                    .50%                     First $250 million
                    .45%                     Next $250 million
                    .40%                     Next $500 million
                    .35%                     Over $1 billion

       ---------------------------------------------------------------

Prior to May 1, 2004, the subadviser to the FI Mid Cap Opportunities Portfolio was Janus Capital Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.50% of the first $250 million of the Portfolio's average daily net assets; 0.45% of the next $500 million; 0.40% of the next $750 million; and 0.35% of such assets over $1.5 billion.